Exhibit 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.




                              By:  /s/ Thomas J. Usher



                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.




                              By:  /s/ Robert M. Hernandez



                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.




                              By:  /s/ Neil A. Armstrong



                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.


                                        By: /s/ Victor G. Beghini




                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.




                                                      By:  /s/ Jeanette G. Brown



                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.




                                                         By:  /s/ J. Gary Cooper


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.




                              By:  /s/ Charles A. Corry



                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.




                              By:  /s/ Charles R. Lee



                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.




                              By:  /s/ Paul E. Lego


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.




                              By:  /s/ Ray Marshall



                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.




                              By:  /s/ John F. McGillicuddy



                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.




                              By:  /s/ John M. Richman



                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.




                              By:  /s/ Seth E. Schofield


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.




                              By:  /s/ John W. Snow



                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional Marathon Stock and Steel Stock, pursuant to the 1990 Stock Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July,

1999.




                              By:  /s/ Paul J. Wilhelm